SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                 March 27, 2007
             ------------------------------------------------------
                Date of Report (Date of earliest event reported)


                               Parke Bancorp, Inc.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)


          New Jersey                  333-122406              65-1241959
----------------------------     ---------------------       -------------
(State or other jurisdiction     (Commission File No.)       (IRS Employer
 of incorporation)                                        Identification Number)


601 Delsea Drive, Washington Township, New Jersey                08080
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(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code:   (856) 256-2500
                                                      --------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
     |_| Pre-commencement to communications pursuant to Rule 13e-4(c) under the Exchange Act

                               PARKE BANCORP, INC.

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------


                             Section 8--Other Events

Item 8.01. Other Events.

         On March 29, 2007, the Registrant announced that its Board of Directors had declared a 10% stock dividend payable on April 23, 2007, to shareholders of record as of April 12, 2007.

         For further details, reference is made to the Press Release dated March 29, 2007, which is attached hereto as Exhibit 99 and incorporated herein by this reference.

                  Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

         (c) Exhibits:

             Exhibit 99 - Press Release, dated March 29, 2007
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

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                  PARKE BANCORP, INC.



Date: March 29, 2007              By:      /s/Vito S. Pantilione
                                           -------------------------------------
                                           Vito S. Pantilione
                                           President and Chief Executive Officer
                                           (Duly Authorized Representative)


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